Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2005
Manhattan Associates, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation or organization)	0-23999 (Commission File Number)	58-2373424 (I.R.S. Employer Identification No.)
2300 Windy Ridge Parkway, Suite 700, Atlanta, Georgia
30339
(Address of Principal Executive Offices)
(Zip Code)
(770) 955-7070
(Registrant’s telephone number, including area code)
NONE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MANHATTAN ASSOCIATES, INC.
FORM 8-K
CURRENT REPORT

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On August 31, 2005, Manhattan Associates, Inc. (NASDAQ: MANH), a Georgia corporation (the “Company” or “Manhattan”), completed its acquisition of Evant, Inc., a California corporation (“Evant”), pursuant to the Agreement and Plan of Merger by and between Manhattan Associates, Inc., a Georgia corporation (“Buyer”), Madison Acquisition Corp., a California corporation (“Merger Sub”), Evant, and Ted Schlein (the “Shareholder Representative”), dated August 10, 2005 (the “Merger Agreement”), as amended pursuant to Amendment No. 1 to Merger Agreement, dated as of August 15, 2005 (“Amendment No. 1”, collectively, the “Merger Agreement”) (the “Acquisition”). Pursuant to the terms of the Merger Agreement, Manhattan paid an aggregate of approximately $50 million in cash, a portion of which is to be held in escrow for up to 14 months. The purchase price was determined through arms-length negotiations between the parties and the cash portion was paid from Manhattan’s available cash funds. The foregoing description of the Acquisition is qualified in its entirety by reference to the complete text of the Merger Agreement, which was previously furnished as Exhibit 2.1 to Manhattan’s Current Report on Form 8-K, filed on August 16, 2005.
     A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     It is impracticable to provide all of the required financial statements for Evant at this time. The Company will file such financial statements to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after the date of this Current Report on Form 8-K is filed.
(b)	Pro forma Financial Information.
     It is impracticable to provide the required pro forma financial statements for Evant at this time. The Company will file such pro forma financial statements to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after the date of this Current Report on Form 8-K is filed.
(c)	Exhibits.
2.1	Agreement and Plan of Merger, by and among Manhattan Associates, Inc., Madison Acquisition Corp., Evant, Inc. and Ted Schlein, as Shareholder Representative, dated August 10, 2005. (Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

2.2	Voting Agreement, by and between Manhattan Associates, Inc. and the shareholders of Evant, Inc., dated August 10, 2005. (Incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

2.3	Amendment Number 1 to Agreement and Plan of Merger, by and among Evant, Inc., Manhattan Associates, Inc., Madison Acquisition Corp. and Ted Schlein, as

Shareholder Representative, dated as of August 15, 2005. (Incorporated by reference to Exhibit 2.3 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

99.1	Press Release, dated September 1, 2005, announcing the Acquisition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manhattan Associates, Inc.
By:	/s/ Steven R. Norton
Steven R. Norton
Senior Vice President and Chief Financial Officer

Dated: September 6, 2005

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, by and among Manhattan Associates, Inc., Madison Acquisition Corp., Evant, Inc. and Ted Schlein, as Shareholder Representative, dated August 10, 2005. (Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

2.2	Voting Agreement, by and between Manhattan Associates, Inc. and the shareholders of Evant, Inc., dated August 10, 2005. (Incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

2.3	Amendment Number 1 to Agreement and Plan of Merger, by and among Evant, Inc., Manhattan Associates, Inc., Madison Acquisition Corp. and Ted Schlein, as Shareholder Representative, dated as of August 15, 2005. (Incorporated by reference to Exhibit 2.3 to the Company’s Form 8-K (File No. 000-23999), filed on August 16, 2005).

99.1	Press Release, dated September 1, 2005, announcing the Acquisition.